UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 11, 2016

Vortronnix Technologies, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55366	47-2942386
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

10777 Westheimer, Suite 1100

Houston, TX 77042

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(713) 260 9659

(ISSUER TELEPHONE NUMBER)

16192 Coastal Highway

Lewes, DE 19958
_______________________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 11, 2016, the independent public accounting firm of Anton & Chia, LLP (“A&C”) forwarded its resignation correspondence to the President of Vortronnix Technologies, Inc. (the “Company”). The principal accountant’s report on the financial statements for the period from inception of January 26, 2015 and to and as of January 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor did such statements contain qualifiers or modifiers as to uncertainty, audit scope, or accounting principles.

On January 21, 2016, A&C corresponded with the Company that there were no disagreements, other than those set forth in its resignation letter attached hereto. The Company is in the process of interviewing a potential replacement auditor. The Company provided A&C with a copy this Form 8-K prior to its filing and has requested that A&C furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above. The Company intends to include that letter, when received, as Exhibit 4.3 to an amendment to this 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statement or A Related Audit Report or Completed Interim Review.

On or about January 21, 2016, the Board of Directors for the Company concluded, following correspondence with A&C, in consultation with management and its advisors that the Company’s Form 10-Q for fiscal quarter ending September 30, 2015 failed to comply with the review and approval requirement by our auditor. In addition, the Company determined that the certifications included on the Company’s 10-Q for fiscal quarter ending June 30, 2015 and September 30, 2015 could not be relied upon, thus requiring revision. In light of the errors identified above, the Company’s previously filed financial statements and other financial information for the quarter ending June 30, 2015 and September 30, 2015 should no longer be relied upon. The aforementioned errors will be corrected in upcoming amended disclosures under Form 10-Q/A for the fiscal quarters ending June 30, 2015 and September 30, 2015 following retention of a new auditor, and review and approval by this new auditor.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit         Description

10.1              Resignation Letter (Anton & Chia, LLP)

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vortronnix Technologies, Inc.

By:  /s/ Glenn Hardaway

Name:  Glenn Hardaway

Title: President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Chairman of the Board

Dated: January 26, 2016

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